UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No.1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2024

Oshkosh Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1917 Four Wheel Drive Oshkosh, Wisconsin	54902
(Address of principal executive offices)	(Zip Code)

(920) 502-3400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	OSK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 of the Current Report on Form 8-K of Oshkosh Corporation filed April 16, 2024 is amended to read in its entirety as follows:

Item 8.01 Other Events.

On April 16, 2024, Oshkosh Corporation (the “Company”) disclosed the following information with regard to its equity incentive plans:

The following table provides information about the outstanding awards and securities remaining available for future issuance under the Company’s equity compensation plans as of February 28, 2024. There were 65,576,901 shares of the Company’s common stock (“Common Stock”) outstanding as of February 28, 2024.

The Company has not granted any additional awards under the Company’s 2017 Incentive Stock and Awards Plan (the “2017 Plan”) after February 28, 2024 and will not approve any additional awards under the 2017 Plan through the date of the Company’s upcoming annual meeting of shareholders. If shareholders approve the Oshkosh Corporation 2024 Incentive Stock and Awards Plan at that meeting, then the Company will not approve any additional awards under the 2017 Plan.

Plan Category	Number of securities to be issued upon the exercise of outstanding options, warrants, rights and performance share awards (1)(2)(3)	Weighted-average exercise price of outstanding options, warrants and rights (4)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	1,206,813	$81.74	575,721
Equity compensation plans not approved by security holders	—	—	—
Total	1,206,813	$81.74	575,721

(1)	Represents options to purchase Common Stock granted under the 2017 Plan. The Company’s shareholders approved this plan.

(2)	The Company does not pay dividends or dividend equivalents with respect to outstanding options to purchase shares of Common Stock.

(3)	Consists of 229,916 options to purchase shares of Common Stock, 400,634 performance shares representing a payout equal to 200% of target that would be payable in the event that the Company achieves the maximum performance level and 576,263 non-vested restricted stock units.

(4)	Consists of the weighted-average exercise price of outstanding stock options and does not take into account performance share and restricted stock unit awards, which do not have an exercise price. As of February 28, 2024, the weighted-average remaining term of outstanding stock options was 5.0 years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date: April 17, 2024	By:	/s/ Ignacio A. Cortina
Ignacio A. Cortina
Executive Vice President, General Counsel and Secretary